UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-2958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2011

Item 1. Report to Shareholders

Africa & Middle East Fund	October 31, 2011

The views and opinions in this report were current as of October 31, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

African and Middle Eastern equity markets declined in the year ended October 31, 2011. In the last six months, most major markets in the region fared poorly amid weakening global growth, continued political instability in certain countries, and increased risk aversion. Shares in Qatar were flat, but other Gulf Cooperation Council (GCC) markets such as Oman, Kuwait, and the United Arab Emirates (UAE) dropped more than 10%. South African shares fell 15% in U.S. dollar terms, reflecting a mild gain in local-currency terms and a sharp decline in the rand versus the dollar. Sub-Saharan African markets Kenya and Ghana were among the worst-performing markets, as weaker currencies exacerbated losses to U.S. investors.

Your fund declined about 13% in both the 6- and 12-month periods ended October 31, 2011. As shown in the Performance Comparison table, the fund performed mostly in line with its benchmark, the S&P Emerging and Frontier Middle East & Africa Broad Market Index (BMI) ex Israel, in the last six months but underperformed significantly for the full year.

In the last six months, the fund’s relative performance was helped by stock selection in Saudi Arabia, Egypt, and Nigeria, as well as our overweight in Qatar and underweight in South Africa versus the benchmark. However, overweighting Nigeria and Kenya and poor performance of our UK-listed commodity-related companies operating in Africa worked against us. For the 12-month period, our showing reflects the fund’s flat performance in the first half of our fiscal year. Stock selection among UK-listed African companies over the last year, as well as overweights in Nigeria, Kenya, Egypt, and the UAE, significantly detracted from our relative performance. On the plus side, overweighting Qatar and relatively good stock selection in Nigeria and Saudi Arabia helped our relative results.

PORTFOLIO REVIEW

Gulf Cooperation Council (GCC)
The fund is currently investing in five of the six GCC countries—Saudi Arabia, Oman, Qatar, the UAE, and Kuwait. These markets represented nearly 50% of fund assets at the end of our reporting period. In light of the “Arab Spring,” we have no investments in Bahrain due to concerns about the political environment.

Qatar and Oman
The Qatari stock market was one of the strongest in our opportunity set, rising 17% over the last year and producing a marginal gain in the last six months while many other markets in the region fell 10% or more. The country has been largely insulated from global growth concerns. At 14% of fund assets, OPEC member Qatar represents our largest overweight relative to the S&P benchmark. It has one of the most attractive economies in the region, given large trade and fiscal surpluses that can help support strong gross domestic product (GDP) growth, and public sector salaries recently increased by 60%, which should boost consumer spending. Qatar also has huge gas reserves and will have potentially significant spending on infrastructure over the next decade as the country prepares to host the 2022 World Cup soccer tournament. In addition, Qatar (along with the UAE) is currently being reviewed by MSCI for possible reclassification from a “frontier” to an “emerging” market.

Our holdings in Qatar are focused on the financial industry, as well as on companies that we believe are poised to benefit over time from infrastructure development. Two of the fund’s top contributors to absolute performance in our 6- and 12-month reporting periods were the common stock of Qatar National Bank, which is benefiting from strong loan growth, and Commercial Bank of Qatar, a primarily private sector bank that has recently increased its focus on public sector lending. Other notable holdings include Qatar Electricity & Water, a high-quality utility that was one of our top contributors for the 12-month period, and Industries Qatar, a holding company with businesses in petrochemicals, fertilizers, and steel. The stock fared poorly in the last six months but was mostly flat for the full year. We believe the company will benefit from increasing production as Qatar develops in the years ahead. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Oman’s stock market returned about -12% and -10% in our 6- and 12-month reporting periods, respectively. These returns do not reflect solid GDP growth this year, driven by the energy and service sectors with fiscal surpluses. Increased public spending is supporting job creation and domestic demand, and loan growth has started to show signs of improvement.

Our only Omani holding at the end of our reporting period was Bank Muscat, Oman’s largest financial institution, representing 3.4% of fund assets. Shares did not perform well over the last year despite strong loan growth, a healthy balance sheet, visible competitive strengths within a small but underpenetrated banking system, and a stable and experienced management team. Given that the stock is trading at a discount to regional peers and that strong growth is likely to continue next year, we are maintaining our position. We eliminated Omani Qatari Telecommunications—which owns a mobile phone subsidiary called Nawras—in the last six months in part because mobile penetration statistics are higher than previously reported. This means that more Omanis have cellphones, so there is less room for growth in new subscribers.

Saudi Arabia
Stocks in Saudi Arabia returned about -6.6% and 0.7%, respectively, in the 6- and 12-month periods ended October 31, 2011. At 21% of assets, Saudi Arabia was our second-largest country allocation at the end of our reporting period, and a slight underweight relative to the fund’s benchmark. This is the largest and most diverse market within our investment universe, featuring solid GDP growth prospects with a value of $630 billion of construction and infrastructure projects planned or underway.

We hold a mixture of financials, industrials, materials, and telecommunication services companies that we believe are poised to thrive as the kingdom develops over time. Because foreign investors may not own Saudi shares directly, we gain exposure to the country via participation notes (P-notes). The performance of our Saudi holdings was mixed in our 6- and 12-month reporting periods. One of our top contributors to performance in both periods was Jarir Marketing, a retail company focused on the electronic markets that is benefiting from rising PC and smartphone demand. Another strong performer for the one-year period was Saudi Arabian Mining, a producer of phosphate used in fertilizer, though shares slumped with commodity prices in the last six months. We believe global demand for fertilizer chemicals will increase, particularly in emerging countries, in order to provide food to a growing global population. Another company hurt by falling commodity prices was Saudi Basic Industries, a large petrochemicals company and a producer of steel and aluminum. Dairy producer Almarai was disappointing over the last year, as the company has not been allowed to pass along higher prices to customers, and our investments in Samba Financial struggled in both reporting periods. We took advantage of attractive valuations among financials and established a position in Al Rajhi Bank. On the other hand, we eliminated pipe manufacturer Saudi Arabian Amiantit following strong performance over the last year.

United Arab Emirates (UAE)
Shares in the UAE fell 14% in the last six months and 16% for the 12-month period. We are overweighting the UAE relative to the benchmark; unfortunately, this hurt the fund’s performance over the last year. The Dubai property market’s weakness continues to affect investor sentiment toward the emirates; interestingly, many sectors other than property and banking in Dubai are doing fairly well. Our investment in Aldar Properties, a government-backed real estate developer based in Abu Dhabi, fared poorly over the last year. Given our belief that the property market will not recover for a few more years, we eliminated it from the fund in favor of better growth opportunities.

We maintained our investments in other UAE companies in whose long-term prospects we have high conviction, despite recent stock performance struggles. DP World, a leading global port operator, detracted significantly from our 6- and 12-month results, but seems to be navigating through this global soft patch fairly well, with strong earnings relative to other global port operators in the emerging world. Shares of Aramex, a leading provider of logistics and transportation, sagged over the last year, yet the company has an excellent volume growth outlook and strong sales driven by improved fundamentals in the GCC, such as increased trade activity and retail spending. Construction company Drake & Scull International also struggled throughout the year in part due to the sagging UAE property market, but the company should benefit over time from a strong pipeline of business elsewhere, including Saudi Arabia, Qatar, Syria, and Africa. In the struggling financials sector, we established a position in First Gulf Bank, one of the largest UAE banks, which has an inexpensive valuation and a focus on retail growth. We maintained our holdings in Union National Bank, which trades at a deep discount despite strong liquidity and stable asset quality.

Kuwait
Stocks in Kuwait returned approximately -13% and -10%, respectively, in our 6- and 12-month reporting periods. The Kuwaiti market tends to be uncorrelated with other GCC markets, and share prices are currently trading at multiyear lows. We did not have investments in Kuwait for most of our fiscal year, but after watching for opportunities, particularly in the financials sector, we established positions in Gulf Bank, Kuwait Investment Projects Holdings—a holding company with investments throughout the Middle East and North Africa—and National Bank of Kuwait near the end of our fiscal year.

OTHER MIDDLE EAST AND NORTH AFRICAN COUNTRIES

Egypt
Egyptian shares tumbled 30% over the last year but fell only 8% in the last six months. The country represented slightly more than 3% of assets at the end of October. Egypt remains locked in a fiscal and political vacuum since President Mubarak was ousted in early 2011, but currency stability is also a major concern.

In the long run, Egypt has huge potential and could end up with a structurally stronger economy. However, we believe the country will face significant economic challenges in the short term. The absence of leadership has rendered government support for the economy obsolete—in fact, the acting prime minister presented the entire cabinet’s resignation to the military in October. Until the situation is resolved, social unrest and economic uncertainty will continue to ward off investors. In response, we eliminated our investments in Ezz Steel, EFG Hermes, and Citadel Capital in the last six months. We maintained a solid position in Orascom Construction, which obtains only 30% of its earnings domestically and which is enjoying increased revenues from its growing fertilizer business. We also kept a small position in Commercial International Bank, a well-run domestic bank.

Lebanon and Jordan

Shares in Lebanon fell 15% and 17%, respectively, in our 6- and 12-month reporting periods. Jordanian stocks held up slightly better, falling 8% and 14%, respectively, in the same periods. These markets, in which we have very few holdings, were hurt in the last six months by their proximity to Syria, where the government has used violence to crack down on protesters. In the last six months, we eliminated Jordan-based and UK-listed Hikma Pharmaceuticals, which recently reported disappointing earnings projections, and Solidere, a Lebanese property company that is likely to struggle amid slower economic growth. We had a small position in Lebanon’s Banque Audi at the end of October but may seek to eliminate it due to growing economic and geopolitical risks.

AFRICA

South Africa
Stocks in South Africa dropped more than 15% in the last six months but only 3% in the 12-month period. It was our largest country allocation at the end of October (28% of assets), but it represented our biggest underweight given its 50% representation in our benchmark. The country currently seems to have a two-speed economy: consumer sectors are doing well, but manufacturing, agriculture, and mining industries are struggling. In general, we continue to find better long-term growth opportunities in other regional markets. However, there are some exceptionally well-run South African companies, many of which offer exposure to smaller, faster-growing African markets.

Many of our South African investments are focused on benefiting from consumer spending not only in South Africa, but also from other African and emerging countries. One of the fund’s largest holdings was Naspers, a pay-TV operator with significant Internet investments across various emerging markets. While the stock fared poorly in our 6- and 12-month reporting periods, the company has favorable long-term prospects and valuable assets, including a sizable stake in Tencent Holdings, which operates a popular Chinese Internet portal and instant messaging service. Standard Bank Group, the largest bank in South Africa with a presence in 17 African markets, also underperformed over the last year. We pared our investment due to profit margin pressures. Another large holding was Shoprite Holdings, Africa’s largest food retailer with a presence in 15 countries across Africa and a dominant position in South Africa. Although the stock struggled in the last six months, it performed well in our 12-month reporting period. Life Healthcare Group Holdings, the second-largest hospital provider in South Africa, also did very well in the one-year period, though shares sagged a bit since our last report. The company stands to benefit over time from greater availability of health care insurance in South Africa. We increased our consumer-related holdings in the last six months by reestablishing positions in fashion retailer Truworths International and MTN Group, an African and Middle Eastern wireless company operating in 21 countries that seems poised to grow its data business in Africa. We also added Vodacom Group, a large African mobile service provider, and Bidvest Group, a conglomerate-like company with multiple businesses, including food services.

Among the country’s mining companies, we eliminated Anglo American from the fund but added Gold Fields, whose stock is trading at a sizable discount to global peers and whose management team is seeking to increase production outside South Africa. We maintained our investment in AngloGold Ashanti, a large global mining company whose management is attempting to enhance productivity and reduce costs. In addition, we recently reestablished a position in Sasol, a South African energy and chemicals company with around 50% of sales in South Africa and 20% to the rest of Africa. The company produced good results in 2011, and 2012 looks promising with project-led volume growth and margin expansion.

Kenya, Ghana, Nigeria, and Zambia
We continued to invest in the sub-Sahara region, led by our positions in Nigeria with a few small positions in Kenya and Ghana. Unfortunately, these markets were among the hardest hit in the last six months in part because of weaker currencies and reduced liquidity relative to other frontier and emerging markets as investors fled risky investments. In U.S. dollar terms, Kenya plunged 34%, Ghana dropped 20%, and Nigeria fell more than 15%.

In Nigeria, we believe the most attractive investments are banks and consumer companies. In the last six months, we added Nigerian Breweries—a subsidiary of Heineken Group—to the portfolio and held positions in Guinness Nigeria and Nestle Foods Nigeria. We eliminated Dangote Cement, whose earnings in the first half of the year were well below expectations, and Diamond Bank but held our shares of Guaranty Trust Bank, which focuses on high-quality corporate lending, and Zenith Bank.

In Kenya, we significantly reduced our exposure—by eliminating telecommunication services company Safaricom and Kenya Commercial Bank—in the last six months due to concerns about a weak macroeconomic environment, high inflation, one of the worst droughts in 60 years, and upcoming elections in 2012. Our only Kenyan holding at the end of October was East African Breweries, a Diageo-controlled company with a significant market share in beer and spirits. In Ghana, one of the fastest-growing African countries, which discovered oil earlier this year, we own Ghana Commercial Bank, a market leader in commercial lending, and added Unilever Ghana, a manufacturer of leading brands in foods, home care, and personal care.

We recently made a small investment in Zambia, which has significant potential for food production due to its large and highly productive undeveloped arable land and large water resources. Zambeef Products is a large producer of meat, oil, and dairy products that we think is well placed to benefit from rising food demand in Zambia and West Africa. Its integrated business model has helped the company to grow rapidly.

UK-Listed Companies Operating in Africa
As of October 31, we had about 6% of fund assets invested in companies listed in the UK but whose operations are primarily in Africa. These investments help us diversify the portfolio and gain access to markets in which it may not be practical or possible to invest directly.

Unfortunately, as mentioned earlier, several of these holdings detracted from fund performance over the last year.

One of our worst performers was Afren, a small-cap African oil and gas exploration and production company that was hurt by production delays in Nigeria. We held our position, as we believe it should benefit from Nigerian oil sector reforms. Petra Diamonds, which we added in the first half of our fiscal year, was another major detractor, hurt in part by uncertainty about global demand for luxury goods. We added to our position in the last few months, as we believe the company has the best growth profile among its peers. On the other hand, we eliminated African Barrick Gold, a gold miner in Tanzania that has faced a series of headwinds for more than a year. We added Ophir Energy, an oil and gas exploration and production company that has discovered gas in Equatorial Guinea and Tanzania.

One significant contributor to the fund’s 12-month performance was Tullow Oil, a global oil and gas exploration company that performed very well in the first half of the fund’s fiscal year. Although shares sagged in the last six months, the company recently announced a potentially significant oil discovery off the coast of French Guiana.

OUTLOOK

We believe that the long-term growth trends in the Middle East and Africa region remain intact. Elevated commodity prices should enable governments of commodity-producing nations to continue supporting economic growth, and domestic demand is being driven by increased fiscal spending across the region as well as growing consumerism, particularly in sub-Saharan Africa.

While high oil prices have helped drive strong growth, many economies in the region are diversifying away from oil amid continued investment in infrastructure. The potential for Qatar or the UAE to be upgraded to emerging markets status and for Saudi Arabia to open up to foreign direct investment could be positive catalysts for the region. The “Arab Spring” is the start of economic liberalization in the Middle East and could ultimately lead to very strong economic growth.

Since the 2008–2009 global financial crisis, the Middle East and Africa have outperformed most regions in terms of GDP growth, except Asia. This has not been reflected in stock market performance, as various regional markets have lagged the broad emerging markets universe since global equities bottomed in March 2009.

We remain encouraged by strong economic growth rates and macroeconomic fundamentals in Africa and the Middle East, such as low debt and a high level of savings underpinned by strong commodity prices. We continue to search for quality companies with attractive valuations, high returns on equity, and strong growth. As always, we would like to remind our investors, particularly newer shareholders, that this fund has a high risk/return profile. Because of its narrow geographic focus in emerging markets and relatively small number of holdings, this fund can be extremely volatile and should represent only a small portion of a long-term investor’s well-diversified portfolio.

Respectfully submitted,

Oliver Bell
Portfolio manager

November 24, 2011

The portfolio manager has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

MANAGER CHANGE

On October 10, 2011, Oliver Bell joined T. Rowe Price and became lead portfolio manager and chairman of the Investment Advisory Committee for the Africa & Middle East Fund. Mr. Bell succeeds Christopher Alderson, President of International Equity, T. Rowe Price International Ltd, who assumed interim management responsibilities for the fund on July 1, 2011, following the departure of Joseph Rohm.

Prior to joining the firm, Mr. Bell was head of emerging markets equities research at Pictet Asset Management, the institutional asset management arm of Pictet & Cie, the largest private bank in Switzerland, where his responsibilities included managing several funds, along with a team of analysts. During his time at Pictet, he was directly responsible for managing investments in the emerging Europe, Middle East, and Africa region as part of the Global Emerging Markets and the standalone Middle East & Africa portfolios. Mr. Bell holds the Investment Management Certificate and has a bachelor of science degree from Exeter University.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country, limited geographic region, or emerging markets tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

S&P Emerging and Frontier Middle East & Africa Broad Market Index (BMI) ex Israel: An index that includes all of the daily priced, free-float market cap that S&P covers across the Middle East and Africa, excluding Israel.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000 ($1,000 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts employing automatic investing; accounts electing to receive electronic delivery of account statements, transaction confirmations, and prospectuses and shareholder reports; accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000); and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

## Portfolio of Investments ‡

(Cost and value in $000s)

| | Shares | Value |
|---|---|---|
| **EGYPT 3.4%** | | |
| **Common Stocks 3.4%** | | |
| Commercial International Bank | 269,270 | 1,200 |
| Orascom Construction | 92,855 | 3,772 |
| Total Egypt (Cost $5,675) | | 4,972 |
| **GHANA 1.4%** | | |
| **Common Stocks 1.4%** | | |
| Ghana Commercial Bank | 1,220,192 | 1,544 |
| Unilever Ghana | 109,300 | 452 |
| Total Ghana (Cost $2,801) | | 1,996 |
| **KENYA 1.0%** | | |
| **Common Stocks 1.0%** | | |
| East African Breweries | 943,500 | 1,473 |
| Total Kenya (Cost $2,184) | | 1,473 |
| **KUWAIT 3.5%** | | |
| **Common Stocks 3.5%** | | |
| Gulf Bank (1) | 240,000 | 463 |
| Kuwait Investment Projects Holdings | 1,250,000 | 1,585 |
| National Bank of Kuwait | 725,000 | 3,005 |
| Total Kuwait (Cost $4,895) | | 5,053 |
| **LEBANON 1.0%** | | |
| **Common Stocks 1.0%** | | |
| Banque Audi, GDR (USD) | 213,103 | 1,373 |
| Total Lebanon (Cost $1,456) | | 1,373 |

## NIGERIA 9.7%

| | | |
|---|---|---|
| **Common Stocks 9.7%** | | |
| Guaranty Trust Bank, GDR (USD) | 968,376 | 4,441 |
| Guinness Nigeria | 850,730 | 1,079 |
| Nestle Foods Nigeria | 1,017,281 | 2,555 |
| Nigerian Breweries | 4,486,492 | 2,578 |
| Zenith Bank | 42,549,093 | 3,447 |
| Total Nigeria (Cost $13,724) | | 14,100 |

## OMAN 3.4%

| | | |
|---|---|---|
| **Common Stocks 3.4%** | | |
| Bank Muscat (SAOG) | 2,504,006 | 4,621 |
| Bank Muscat (SAOG), GDR (USD) | 45,743 | 325 |
| Total Oman (Cost $5,074) | | 4,946 |

## QATAR 13.8%

| | | |
|---|---|---|
| **Common Stocks 13.8%** | | |
| Commercial Bank of Qatar | 191,444 | 4,386 |
| Industries Qatar | 81,548 | 2,952 |
| Qatar Electricity & Water | 93,955 | 3,637 |
| Qatar Insurance | 108,266 | 2,293 |
| Qatar National Bank | 135,770 | 5,454 |
| Qatar Telecom | 29,364 | 1,184 |
| Total Qatar (Cost $13,845) | | 19,906 |

## SAUDI ARABIA 21.1%

| | | |
|---|---|---|
| **Participation Notes 21.1%** | | |
| Almarai, HSBC Bank, 3/27/12 (USD) | 69,720 | 1,653 |
| Al Rajhi Bank, HSBC Bank, 1/1/24 (USD) (1) | 298,826 | 5,461 |
| Etihad Etisalat, HSBC Bank, 4/2/12 (USD) | 258,247 | 3,522 |
| Jarir Marketing, Citi Bank, 9/8/14 (USD) | 95,228 | 5,088 |

| | | |
|---|---|---|
| Samba Financial, Deutsche Bank, 12/3/12 (USD) | 165,487 | 2,104 |
| Samba Financial, HSBC Bank, 1/1/24 (USD) (1) | 100,000 | 1,271 |
| Samba Financial, Morgan Stanley, 9/27/13 (USD) | 175,710 | 2,234 |
| Saudi Arabian Mining, Morgan Stanley, 10/11/13 (USD) (1) | 543,887 | 3,760 |
| Saudi Basic Industries, Deutsche Bank, 12/3/12 (USD) | 178,048 | 4,551 |
| Saudi British Bank, HSBC Bank, 10/4/13 (USD) | 87,121 | 928 |
| Total Saudi Arabia (Cost $27,929) | | 30,572 |

## SOUTH AFRICA 28.0%

**Common Stocks 28.0%**

| | | |
|---|---|---|
| AngloGold Ashanti | 139,834 | 6,320 |
| Aspen Pharmacare Holdings | 142,976 | 1,709 |
| Bidvest Group | 69,308 | 1,370 |
| Gold Fields | 86,480 | 1,502 |
| Imperial Holdings | 128,174 | 1,885 |
| Kumba Iron Ore | 30,005 | 1,767 |
| Life Healthcare Group Holdings | 1,076,305 | 2,611 |
| MTN Group | 194,286 | 3,368 |
| Naspers, N Shares | 100,719 | 4,775 |
| Sasol | 107,605 | 4,861 |
| Shoprite Holdings | 229,848 | 3,351 |
| Standard Bank Group | 172,752 | 2,122 |
| Truworths International | 299,517 | 3,011 |
| Vodacom Group | 171,857 | 1,936 |
| Total South Africa (Cost $36,982) | | 40,588 |

## UNITED ARAB EMIRATES 6.6%

**Common Stocks 6.6%**

| | | |
|---|---|---|
| Aramex | 7,386,569 | 3,616 |
| DP World (USD) | 265,593 | 2,908 |
| Drake & Scull International (1) | 3,295,262 | 744 |
| First Gulf Bank | 346,971 | 1,477 |

| | | |
|---|---|---|
| Union National Bank | 983,855 | 802 |
| Total United Arab Emirates (Cost $7,716) | | 9,547 |

## UNITED KINGDOM 6.2%

**Common Stocks 6.2%**

| | | |
|---|---|---|
| Afren (1) | 1,003,319 | 1,588 |
| Ophir Energy (1) | 590,096 | 2,526 |
| Petra Diamonds (1) | 1,118,017 | 2,065 |
| Tullow Oil | 125,890 | 2,826 |
| Total United Kingdom (Cost $9,141) | | 9,005 |

## ZAMBIA 0.2%

**Common Stocks 0.2%**

| | | |
|---|---|---|
| Zambeef Products | 455,456 | 279 |
| Total Zambia (Cost $286) | | 279 |

## SHORT-TERM INVESTMENTS 3.1%

**Money Market Funds 3.1%**

| | | |
|---|---|---|
| T. Rowe Price Reserve Investment Fund, 0.10% (2)(3) | 4,446,488 | 4,446 |
| Total Short-Term Investments (Cost $4,446) | | 4,446 |

| | | |
|---|---|---|
| **Total Investments in Securities** | | |
| **102.4% of Net Assets (Cost $136,154)** | | **$ 148,256** |

‡ Country classifications are generally based on MSCI categories or another unaffiliated third party data provider; securities are denominated in the currency of the country presented unless otherwise noted.

(1) Non-income producing

(2) Seven-day yield

(3) Affiliated Companies

GDR Global Depository Receipts

USD U.S. Dollar

## Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended October 31, 2011. Purchase and sales cost and investment income reflect all activity for the period then ended.

| Affiliate | Purchase Cost | Sales Cost | Investment Income | Value 10/31/11 | Value 10/31/10 |
|---|---|---|---|---|---|
| Saudi Arabian Mining Morgan Stanley, 10/11/13 | $ - | $ 2,800 | $ - | $ * | $ * |
| T. Rowe Price Reserve Investment Fund, 0.10% | ¤ | ¤ | 3 | 4,446 | 2,261 |
| Totals | | | $ 3 | $ 4,446 | $ 2,261 |

* On the date indicated, issuer was held but not considered an affiliated company.

¤ Purchase and sale information not shown for cash management funds.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

| | |
|---|---|
| Investment in securities, at cost | $ 4,446 |
| Dividend income | 3 |
| Interest income | - |
| Investment income | $ 3 |
| Realized gain (loss) on securities | $ 142 |
| Capital gain distributions from mutual funds | $ - |

The accompanying notes are an integral part of these financial statements.

## Statement of Assets and Liabilities

($000s, except shares and per share amounts)

| | | |
|---|---|---|
| **Assets** | | |
| Investments in securities, at value (cost $136,154) | $ | 148,256 |
| Receivable for investment securities sold | | 3,918 |
| Dividends receivable | | 369 |
| Foreign currency (cost $180) | | 180 |
| Receivable for shares sold | | 100 |
| Cash | | 31 |
| Other assets | | 8,416 |
| Total assets | | 161,270 |
| **Liabilities** | | |
| Payable for investment securities purchased | | 7,577 |
| Payable for shares redeemed | | 239 |
| Investment management fees payable | | 127 |
| Due to affiliates | | 98 |
| Other liabilities | | 8,470 |
| Total liabilities | | 16,511 |
| **NET ASSETS** | $ | 144,759 |
| **Net Assets Consist of:** | | |
| Undistributed net investment income | $ | 1,835 |
| Accumulated undistributed net realized loss | | (363,085) |
| Net unrealized gain | | 12,099 |
| Paid-in capital applicable to 22,253,392 shares of $0.01 par value capital stock outstanding; 4,500,000,000 shares of the Corporation authorized | | 493,910 |
| **NET ASSETS** | $ | 144,759 |
| **NET ASSET VALUE PER SHARE** | $ | 6.51 |

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

## Statement of Changes in Net Assets

($000s)

| | Year Ended 10/31/11 | 10/31/10 |
|---|---|---|
| **Increase (Decrease) in Net Assets** | | |
| Operations | | |
| Net investment income | $ 3,524 | $ 3,568 |
| Net realized gain (loss) | (19,944) | 6,414 |
| Change in net unrealized gain (loss) | (10,564) | 9,168 |
| Increase (decrease) in net assets from operations | (26,984) | 19,150 |
| Distributions to shareholders | | |
| Net investment income | (3,604) | (4,395) |
| Net realized gain | (1,202) | – |
| Decrease in net assets from distributions | (4,806) | (4,395) |
| Capital share transactions* | | |
| Shares sold | 41,017 | 78,860 |
| Distributions reinvested | 4,080 | 3,896 |
| Shares redeemed | (101,529) | (80,199) |
| Redemption fees received | 52 | 82 |
| Increase (decrease) in net assets from capital share transactions | (56,380) | 2,639 |
| **Net Assets** | | |
| Increase (decrease) during period | (88,170) | 17,394 |
| Beginning of period | 232,929 | 215,535 |
| **End of period** | **$ 144,759** | **$ 232,929** |
| Undistributed net investment income | 1,835 | 3,490 |
| *Share information | | |
| Shares sold | 5,640 | 10,773 |
| Distributions reinvested | 542 | 575 |
| Shares redeemed | (14,425) | (11,364) |
| Decrease in shares outstanding | (8,243) | (16) |

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Africa & Middle East Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on September 4, 2007. The fund seeks long-term growth of capital by investing primarily in the common stocks of companies located (or with primary operations) in Africa and the Middle East.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices. Additionally, trading in the underlying securities of the fund may take place in various foreign markets on certain days when the fund is not open for business and does not calculate a net asset value. As a result, net asset values may be significantly affected on days when shareholders cannot make transactions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on October 31, 2011:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At October 31, 2011, approximately 93% of the fund’s net assets were invested, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, and/or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic, and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Participation Notes During the year ended October 31, 2011, the fund was a party to participation notes and other types of equity-linked derivative instruments (referred to collectively as participation notes), through which a counter-party provides exposure to common stock, in the form of an unsecured interest, in markets where direct investment by the fund is not possible. Participation notes provide the economic benefit of common stock ownership to the fund, while legal ownership and voting rights are retained by the counterparty. Although participation notes are usually structured with a defined maturity or termination date, early redemption may be possible. Risks associated with participation notes include the possible failure of a counterparty to perform in accordance with the terms of the agreement, inability to transfer or liquidate the notes, potential delays or an inability to redeem before maturity under certain market conditions, and limited legal recourse against the issuer of the underlying common stock.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $127,198,000 and $181,872,000, respectively, for the year ended October 31, 2011.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications between income and gain relate primarily to the character of net currency losses and the recharacterization of distributions. For the year ended October 31, 2011, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended October 31, 2011 and October 31, 2010, totaled $4,806,000 and $4,395,000, respectively, and were characterized as ordinary income for tax purposes. At October 31, 2011, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. The fund’s available capital loss carryforwards as of October 31, 2011, expire as follows: $147,969,000 in fiscal 2016, $186,525,000 in fiscal 2017, and $27,387,000 in fiscal 2019. As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized in future fiscal years may be carried forward for an unlimited period of time but must be used before capital loss carryforwards with expiration dates. Accordingly, it is possible that a substantial portion of the fund’s current capital loss carryforwards could expire unused.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a subadvisory agreement with T. Rowe Price International Ltd, a wholly owned subsidiary of Price Associates, to provide investment advisory services to the fund; the subadvisory agreement provides that Price Associates may pay the subadvisor up to 60% of the management fee that Price Associates receives from the fund. The fund was previously managed by T. Rowe Price International, Inc. (Price International), which was merged into its parent company, Price Associates, effective at the close of business on December 31, 2010. Thereafter, Price Associates assumed responsibility for all of Price International’s existing investment management contracts, and Price International ceased all further operations. The corporate reorganization was designed to simplify Price Group’s corporate structure related to its international business and was intended to result in no material changes in the nature, quality, level, or cost of services provided to the T. Rowe Price funds.

The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.75% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At October 31, 2011, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended October 31, 2011, expenses incurred pursuant to these service agreements were $188,000 for Price Associates; $298,000 for T. Rowe Price Services, Inc.; and $5,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price International Funds, Inc. and Shareholders of T. Rowe Price Africa and Middle East Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Africa and Middle East Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the “Fund”) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 16, 2011

Tax Information (Unaudited) for the Tax Year Ended 10/31/11

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For taxable non-corporate shareholders, $1,060,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

The fund will pass through foreign source income of $3,528,000 and foreign taxes paid of $145,000.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name (Year of Birth)	Principal Occupation(s) and Directorships of Public Companies and
Year Elected*	Other Investment Companies During the Past Five Years

William R. Brody (1944)	President and Trustee, Salk Institute for Biological Studies (2009
2009	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
(2007 to present); President and Trustee, Johns Hopkins University
(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Jeremiah E. Casey (1940)	Retired
2006

Anthony W. Deering (1945)	Chairman, Exeter Capital, LLC, a private investment firm (2004
1991	to present); Director, Under Armour (2008 to present); Director,
Vornado Real Estate Investment Trust (2004 to present); Director,
Mercantile Bankshares (2002 to 2007); Director and Member of
the Advisory Board, Deutsche Bank North America (2004 to present)

Donald W. Dick, Jr. (1943)	Principal, EuroCapital Partners, LLC, an acquisition and management
1988	advisory firm (1995 to present)

Karen N. Horn (1943)	Senior Managing Director, Brock Capital Group, an advisory and
2003	investment banking firm (2004 to present); Director, Eli Lilly and
Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008)

Theo C. Rodgers (1941)	President, A&R Development Corporation (1977 to present)
2006

John G. Schreiber (1946)	Owner/President, Centaur Capital Partners, Inc., a real estate
2001	investment company (1991 to present); Cofounder and Partner,
Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
General Growth Properties, Inc. (2010 to present)

Mark R. Tercek (1957)	President and Chief Executive Officer, The Nature Conservancy
2009	(2008 to present); Managing Director, The Goldman Sachs Group,
Inc. (1984 to 2008)

*Each independent director oversees 130 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name (Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[130]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Chairman of the Board, Chief
Executive Officer, and Director, T. Rowe Price International; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[74]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With International Funds	Principal Occupation(s)

Ulle Adamson, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Christopher D. Alderson (1962)	Director and President–International Equity,
President	T. Rowe Price International; Company’s
Representative, Director, and Vice President,
Price Hong Kong; Director and Vice President,
Price Singapore; Vice President, T. Rowe Price
Group, Inc.

Haider Ali (1970)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.; formerly Research Analyst,
Credit Suisse Securities (to 2010)

Paulina Amieva (1981)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Peter J. Bates, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Oliver Bell, IMC (1969)	Vice President, T. Rowe Price International;
Executive Vice President	formerly Head of Global Emerging Markets
Research, Pictet Asset Management Ltd. (to
2011); Portfolio Manager of Africa and Middle
East portfolios and other emerging markets
strategies, Pictet Asset Management Ltd.
(to 2009)

R. Scott Berg, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Mark C.J. Bickford-Smith (1962)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Jose Costa Buck (1972)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Ryan Burgess, CFA (1974)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly intern, T. Rowe Price
(to 2006)

Tak Yiu Cheng, CFA, CPA (1974)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly Analyst, CLS, BNP
Paribas, and Deutsche Bank (to 2008)

Archibald A. Ciganer, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Richard N. Clattenburg, CFA (1979)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price International

Michael J. Conelius, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Richard de los Reyes (1975)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly Analyst, Soros Fund
Management (to 2006)

Jessie Q. Ding (1981)	Employee, T. Rowe Price; formerly Associate,
Vice President	TPG Capital (to 2008); Investment Banking
Analyst, Morgan Stanley (to 2006)

Shawn T. Driscoll (1975)	Vice President, T. Rowe Price Group, Inc.;
Vice President	formerly Equity Research Analyst, MTB
Investment Advisors (to 2006)

Mark J.T. Edwards (1957)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

David J. Eiswert, CFA (1972)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price International

Henry M. Ellenbogen (1973)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

Melissa C. Gallagher (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly European
Pharmaceuticals and Biotech Analyst, Bear
Stearns International Ltd. (to 2008)

Robert N. Gensler (1957)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price International

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Benjamin Griffiths, CFA (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Investment
Manager, Baillie Gifford (to 2006)

M. Campbell Gunn (1956)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

Leigh Innes, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Randal Spero Jenneke (1971)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Senior
Portfolio Manager, Australian Equities (to 2010)

Kris H. Jenner, M.D., D.Phil. (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price International

Yoichiro Kai (1973)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Japanese
Financial/Real Estate Sector Analyst/Portfolio
Manager, Citadel Investment Group, Asia
Limited (to 2009); Research Analyst, Japanese
Equities & Sector Fund Portfolio Manager,
Fidelity Investments Japan Limited (to 2007)

Andrew J. Keirle (1974)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Ian D. Kelson (1956)	President–International Fixed Income, T. Rowe
Executive Vice President	Price International; Vice President, T. Rowe
Price and T. Rowe Price Group, Inc.

Mark J. Lawrence (1970)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

David M. Lee, CFA (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Anh Lu (1968)	Vice President, Price Hong Kong and T. Rowe
Executive Vice President	Price Group, Inc.

Sebastien Mallet (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Daniel Martino, CFA (1974)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly Research Analyst
and Co-portfolio Manager, Taurus Asset
Management (to 2006) and Onex Public
Markets Group (to 2006)

Jonathan H.W. Matthews, CFA (1975)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International; formerly Analyst,
Pioneer Investments (to 2008)

Susanta Mazumdar (1968)	Vice President, Price Singapore and T. Rowe
Executive Vice President	Price Group, Inc.

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Eric C. Moffett (1974)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly Analyst, Fayez
Sarofim & Company (to 2007)

Joshua Nelson (1977)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Philip A. Nestico (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Hwee Jan Ng, CFA (1966)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.

Sridhar Nishtala (1975)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.

Jason Nogueira, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Vice President, Price Hong Kong,
Price Singapore, T. Rowe Price, T. Rowe Price
Group, Inc., and T. Rowe Price International

Hiroaki Owaki, CFA (1962)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Gonzalo Pángaro, CFA (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Timothy E. Parker, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Austin Powell, CFA (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Frederick A. Rizzo (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Analyst,
F&C Asset Management (London) (to 2006)

Christopher J. Rothery (1963)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Naoto Saito (1980)	Vice President, T. Rowe Price International;
Vice President	formerly Analyst, HBK Capital Management
(to 2008); student, Stanford Graduate School
of Business (to 2007)

Federico Santilli, CFA (1974)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Sebastian Schrott (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Investment
Services, Inc.; Assistant Treasurer and Vice
President, T. Rowe Price Services, Inc.

Francisco Sersale (1980)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Jeneiv Shah, CFA (1980)	Employee, T. Rowe Price; formerly Analyst,
Vice President	Mirae Asset Global Investments (to 2010)

Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

John C.A. Sherman (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Eunbin Song, CFA (1980)	Employee, T. Rowe Price; formerly Equity
Vice President	Research Analyst, Samsung Securities (to
2008); student, Columbia Business School

Jonty Starbuck, Ph.D. (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Miki Takeyama (1970)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Sin Dee Tan, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly student,
London Business School (to 2008); Associate-
Senior Systems Analyst, Goldman Sachs
International (London) (to 2006)

Dean Tenerelli (1964)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Justin Thomson (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Mitchell J.K. Todd (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Eric L. Veiel, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Verena E. Wachnitz, CFA (1978)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

David J. Wallack (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Hiroshi Watanabe, CFA (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Deputy
Director, Space Industry Office, Manufacturing
Industries Bureau (to 2006)

Christopher S. Whitehouse (1972)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Clive M. Williams (1966)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price Group, Inc., and
T. Rowe Price International

Marta Yago (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly student,
Columbia Business School (to 2007)

Ernest C. Yeung, CFA (1979)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Alison Mei Ling Yip (1966)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly Analyst, Credit
Suisse First Boston (to 2006)

Christopher Yip, CFA (1975)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Wenli Zheng (1979)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly student, University of
Chicago Graduate School of Business (to 2008);
Strategy Consultant, Capgemini (to 2006)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price
International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,632,000 and $1,429,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 16, 2011

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 16, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	December 16, 2011